                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the use of our reports included herein and to the references to our firm under the heading "Summary Historical Financial Data" and "Experts" in the prospectus.


                                                           KPMG PEAT MARWICK LLP

Milwaukee, Wisconsin

April 2, 1998